American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O


                                               Transactions effected pursuant
 to Rule 10f-3

Transaction # 1: Global High-Yield Bond Fund, purchase of Niagara Mohawk 7.625%
 10/1/05

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.

    Donaldson, Lufkin & Jenrette.  Donaldson, Lufkin & Jenrette was not an
 affiliated underwriter         of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High-Yield Bond Fund, managed by BEA Associates, purchased $400,000 principal face of Niagara Mohawk Power, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.645 per unit on June 17, 1998. The underwriting spread paid was 2.0%. The percentage of the offering purchased by the Global High-Yield Bond Fund was less than 0.5% of the total offering. This purchase represented less than 1% of the Global High-Yield Bond Fund assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1998 meeting as well as information supporting the reasonableness of the spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 2: Long-Term Bond Fund, purchase of Niagara Mohawk Power, 8.50%, due 2010

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.

                  Donaldson, Lufkin & Jenrette.  Donaldson, Lufkin & Jenrette
 was not an affiliated underwriter    of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $900,000 principal face of Niagara Mohawk Power, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $65.682 per unit on June 17, 1998. The underwriting spread paid was 1.314%. The percentage of the offering purchased by the Long-Term Bond Fund was less than 1% of the total offering. This purchase represented less than 1% of the Long-Term Bond Funds assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1998 meeting as well as information supporting the reasonableness of the 2% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 3: Long-Term Bond Fund, purchase of Niagara Mohawk Power 7.75%, due 10/01/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.

                  Donaldson, Lufkin & Jenrette.  Donaldson, Lufkin & Jenrette
 was not an affiliated underwriter    of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $900,000 principal face of Niagara Mohawk Power, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.746 per unit on June 17, 1998. The underwriting spread paid was 2.0%. The percentage of the offering purchased by the Long-Term Bond Fund was less than 1% of the total offering. This purchase represented less than 1% of the Long-Term Bond Funds assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1998 meeting as well as information supporting the reasonableness of the 2% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 4: Intermediate-Term Bond Fund, purchase of Tommy Hilfiger U.S.A.
 Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.

    Morgan Stanley, Dean Witter. Morgan Stanley, Dean Witter was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management, purchased $5,500,000 principal face of Tommy Hilfiger U.S.A. Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.848 per unit on May 5, 1998. The underwriting spread paid was 0.60%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 2.20% of the total offering. This purchase represented less than 4.71% of the Intermediate-Term Bond Funds assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1998 meeting as well as information supporting the reasonableness of the .60% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 5: Intermediate-Term Bond Fund, purchase of Niagara Mohawk Power,
 7.625%,                            due 10/01/05

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.

                  Donaldson, Lufkin & Jenrette.  Donaldson, Lufkin & Jenrette
 was not an affiliated underwriter    of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management, purchased $5,000,000 principal face of Niagara Mohawk Power, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.645 per unit on June 17, 1998. The underwriting spread paid was 2.0%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was
1.25%  of  the  total offering.   This  purchase   represented   4.20%  of  the
Intermediate-Term Bond Funds assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1998 meeting as well as information supporting the reasonableness of the 2% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.